UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 Westwood Place, Suite 350, Brentwood, TN 37027
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	CYRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Overview

On March 31, 2025, Cryoport, Inc. (the “Company”), Cryoport Netherlands BV, and Cryoport Germany GmbH (each a “Seller” and together with the Company, the “Sellers”), entered into a Sale and Purchase Agreement (the “Agreement”) with DHL Supply Chain International Holding B.V. (the “Purchaser”), pursuant to which the Company would divest its global specialty courier business (“Business”) through the sale to Purchaser of 100% of the capital stock and voting rights of certain entities conducting business under the trade name “CryoPDP” to the Purchaser, including each of PDP Courier Services (USA), Inc., Courier Polar Expres S.L., Advanced Therapy Logistics and Solutions, SAS and Cryo Express GmbH (collectively, the “Transaction”). Pursuant to the terms and conditions of the Agreement, upon consummation of the Transaction, Purchaser will pay to the Sellers (based on a total enterprise value of $195 million) approximately $138 million in cash for CryoPDP, subject to typical adjustments for customary items and Purchaser will pay, or cause to be paid, outstanding intercompany loans owed by CryoPDP to Sellers, currently estimated to be approximately $67 million.

The Transaction is subject to customary closing conditions, including regulatory approval under relevant government antitrust and foreign direct investment laws. The Company expects the Transaction to close in the second or third quarter of 2025.

Representations, Warranties, Covenants, Agreements and Termination

The Agreement contains customary representations and warranties made by the Sellers and the Purchaser. Purchaser has obtained a representation and warranty insurance policy (“R&W Insurance Policy”) to provide coverage for breaches of the Sellers of the fundamental representations and business representations, which is subject to certain exclusions, deductibles and other terms and conditions set forth therein.

The parties have also agreed to comply with covenants during the interim period between the date of the Agreement and the date of the closing of the Transaction.

The Agreement provides that, for three (3) years following the closing of the Transaction, the Sellers and their respective affiliates will not engage in a business that is competitive with the Business (global freight forwarding and specialty courier services in the life science and healthcare industries), subject to certain exceptions. In addition, for three (3) years following the closing of the Transaction, the Sellers and their respective affiliates will not hire employees of the Business.

The Agreement provides that at closing, and as a condition to the closing obligations of the parties, the parties and/or their affiliates will enter into certain ancillary agreements, including a master partnership agreement, which provides a framework for the Company, Purchaser, and CryoPDP to provide their respective services to each other’s customers, and a transitional services agreement, pursuant to which, among other things, certain entities of the Company thereof will provide certain operational transition services to Purchaser for a period of time after the closing.

The receipt of financing by the Purchaser is not a condition to the Purchaser’s obligation to complete the Transaction.

The Agreement contains certain termination rights customary for a transaction of this type.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference.

A copy of the Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Sellers, the Purchaser, or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality.

Item 7.01	Regulation FD Disclosure.

In connection with the Agreement, the Company and DHL Group issued a joint press release on March 31, 2025. The Company also issued a press release announcing an investor call on March 31, 2025. A copy of the press releasees are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information furnished under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.	The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number

2.1*	Sale and Purchase Agreement, dated as of March 31, 2025, by and among Cryoport, Inc., Cryoport Netherlands BV, Cryoport Germany GmbH, and DHL Supply Chain International Holding B.V.
99.1	Press Release of Cryoport, Inc. and DHL Group, dated March 31, 2025
99.2	Press Release of Cryoport, Inc., dated March 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules or similar attachments upon request by the SEC or its staff.

Cautionary Note Concerning Factors That May Affect Future Results

This Current Report on Form 8-K contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this report that are not statements of historical fact, including statements related to the expected timetable for closing the Transaction, including the satisfaction or waiver of closing conditions, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “estimates,” “projects,” “anticipates,” “expects,” “could,” “intends,” “may,” “will,” “should,” “forecast,” “intend,” “plan,” “potential,” “project,” “target” or, in each case, their negative, or other variations or comparable terminology. Forward-looking statements include all statements that are not statements of historical facts. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, any delays in receiving required regulatory approvals, the Company’s ability to retain and hire key personnel, the risk that disruption resulting from the Transaction may adversely affect the Company’s businesses and business relationships, including with employees and suppliers, or delays in satisfying other closing conditions and disruptions in the global credit and financial markets that could have a negative impact on the completion of the Transaction. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent reports. These forward-looking statements speak only as of the date of this report, and the Company does not assume any obligation to update or revise any forward-looking statement made in this report or that may from time to time be made by or on behalf of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2025	Cryoport, Inc.

/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer